Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of March 27, 2024 relating to the Credit Agreement (as extended, amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”) dated as of March 27, 2023, among Consolidated Edison Company of New York, Inc., a New York corporation (“ConEd”), Consolidated Edison, Inc., a New York corporation (“Holdings”), Orange and Rockland Utilities, Inc., a New York corporation (“O&R”, and together with ConEd and Holdings, the “Borrowers” and each, a “Borrower”), the Lenders party thereto and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) (the Existing Credit Agreement as amended hereby and as further amended, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”).

1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

2. Amendments. The undersigned lenders, constituting all of the Lenders immediately prior to the Amendment Effective Date, consent to amend the Existing Credit Agreement as follows:

(a) The penultimate paragraph of the Pricing Schedule is hereby amended and restated in its entirety as follows:

The credit ratings to be utilized for purposes of this Schedule are those assigned to the senior unsecured long-term debt securities of the relevant Borrower without third-party credit enhancement (or, if no such rating is so assigned, the issuer rating assigned to the relevant Borrower by S&P’s and/or Moody’s), and any rating assigned to any other debt security of such Borrower shall be disregarded. The ratings in effect for any day are those in effect at the close of business on such day.

(b) The definition of “U.S. Government Securities Business Day” is hereby amended and restated in its entirety as follows:

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

(c) The definition of “Term SOFR” is hereby amended and restated in its entirety as follows:

“Term SOFR” means:

(a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 A.M. (New York City time) on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

(b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 A.M. (New York City time) on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term;

provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than 0.00%, the Term SOFR shall be deemed 0.00% for purposes of this Agreement.

3. Representations and Warranties. Each Borrower hereby represents and warrants to the Administrative Agent that the execution, delivery and performance by such Borrower of this Amendment is within such Borrower’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of applicable law or regulation or of such Borrower’s certificate of incorporation or by-laws or of any agreement, judgment, injunction, order, decree or other instrument binding upon such Borrower.

4. Conditions Precedent to the Effectiveness of this Amendment. This Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied (such date, the “Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment duly executed by (i) each Borrower, (ii) the Administrative Agent and (iii) each Lender party hereto;

(b) the Administrative Agent shall have received all reasonable and documented out-of-pocket expenses to be paid or reimbursed to the Administrative Agent on the Amendment Effective Date (including, for the avoidance of doubt, legal fees of Davis Polk & Wardwell LLP) that have been invoiced at least three business days prior to the Amendment Effective Date; and

(c) prior to and immediately after giving effect to this Amendment on the Amendment Effective Date, the representations and warranties in Section 3 of this Amendment shall be true and correct in all material respects.

5. Governing Law; Submission to Jurisdiction. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. Each Borrower hereby submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, of any State court located in the City and County of New York and any appellate court thereof for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby. Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

6. Counterparts; Integration. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the Credit Agreement, any Notes, and any separate letter agreements with respect to fees payable to the Administrative Agent or the Lenders, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

7. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

8. Incorporation; Execution. This Amendment shall constitute an “Amendment” for all purposes of the Credit Agreement. The provisions of this Amendment are deemed incorporated into the Credit Agreement as if fully set forth therein. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

9. Ratification. The Credit Agreement, as specifically amended by this Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

10. Reference. On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment.

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Agreed and accepted:

CONSOLIDATED EDISON COMPANY OF
NEW YORK, INC.

By:	/s/ Yukari Saegusa
Name:	Yukari Saegusa
Title:	Vice President and Treasurer

CONSOLIDATED EDISON, INC.

By:	/s/ Yukari Saegusa
Name: Yukari Saegusa
Title:	Vice President and Treasurer

ORANGE AND ROCKLAND UTILITIES, INC.

By:	/s/ Yukari Saegusa
Name:	Yukari Saegusa
Title:	Vice President and Treasurer

[Signature Page to Amendment]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kelly Weaver
Name: Kelly Weaver
Title:Vice President

BANK OF AMERICA, N.A., as Lender

By:	/s/ Jacqueline G. Margetis
Name: Jacqueline G. Margetis
Title:Director

[Signature Page to Amendment]

Barclays Bank PLC, as Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

[Signature Page to Amendment]

Citibank, N.A., as Lender

By:	/s/ Richard Rivera
Name: Richard Rivera
Title: Vice President

[Signature Page to Amendment]

JPMorgan Chase Bank, N.A., as Lender

By:	/s/ Khawaja Tariq
Name: Khawaja Tariq
Title: Vice President

[Signature Page to Amendment]

Mizuho Bank, Ltd., as Lender

By:	/s/ Edward Sacks
Name: Edward Sacks
Title: Authorized Signatory

[Signature Page to Amendment]

Wells Fargo Bank, National Association, as Lender

By:	/s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

[Signature Page to Amendment]

KeyBank National Association, as Lender

By:	/s/ Richard Gerling
Name: Richard Gerling
Title: Senior Vice President

[Signature Page to Amendment]

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ Alkesh Nanavaty
Name: Alkesh Nanavaty
Title: Executive Director

[Signature Page to Amendment]

The Bank of New York Mellon, as Lender

By:	/s/ John Park
Name: John Park
Title: Vice President

[Signature Page to Amendment]

The Bank of Nova Scotia, as Lender

By:	/s/ David Dewar
Name: David Dewar
Title: Director

[Signature Page to Amendment]

Canadian Imperial Bank of Commerce, New York Branch, as Lender

By:	/s/ Amit Vasani
Name: Amit Vasani
Title: Managing Director

[Signature Page to Amendment]

PNC BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Anna Bartholomew
Name: Anna Bartholomew
Title: Vice President

[Signature Page to Amendment]

TD Bank, N.A., as Lender

By:	/s/ Steve Levi
Name: Steve Levi
Title: Senior Vice President

[Signature Page to Amendment]

U.S. Bank National Association, as Lender

By:	/s/ John Prigge
Name: John Prigge
Title: Senior Vice President

[Signature Page to Amendment]

The Northern Trust Company, as Lender

By:	/s/ Andrew D. Holtz
Name: Andrew D. Holtz
Title: Senior Vice President

[Signature Page to Amendment]